As filed with the Securities and Exchange Commission on October 19, 2026

File No. 2-67464

811-3015

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

[X] Registration Under the Securities Act of 1933

[ ] Pre-Effective Amendment Number ____

[X] Post-Effective Amendment Number 117

And/or

[X] Registration Statement Under the Investment Company Act of 1940

[X] Amendment No. 118

AuguStar Variable Insurance Products Fund, Inc.

(Exact Name of Registrant)

One Financial Way

Montgomery, Ohio 45242

(Address of Principal Executive Offices)

(513) 794-6100

(Registrant’s Telephone Number)

Zachary M. Pasker, Assistant Secretary

AuguStar Variable Insurance Products Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde

Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on (date) pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) of Rule 485

[X] on December 18, 2026 pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Subject to Completion—Dated October 16, 2026.

AuguStar Variable Insurance Products Fund, Inc.

AVIP Fidelity Institutional AM® Mid Cap Core Portfolio

(formerly AVIP AB Mid Cap Core Portfolio) (the “Portfolio”)

One Financial Way • Montgomery, Ohio 45242 • Telephone 877.781.6392

AuguStar Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc., the “Fund”) is a mutual fund with 22 separate investment portfolios. This Prospectus describes the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio. The Fund’s investment adviser is Constellation Investments, Inc. (“CINV” or the “Adviser”). Fund shares are offered only to separate accounts of AuguStar® Life Insurance Company (“ALIC”) and National Security Life and Annuity Company (“NSLAC”) in connection with ALIC and NSLAC’s variable annuity contracts. The separate accounts use Fund shares as the underlying investments for variable annuities issued by ALIC and NSLAC. Some variable contracts do not permit allocations to the Portfolio. Your variable contract prospectus identifies whether the Portfolio is available under your contract.

An investment in the Portfolio through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an ALIC or NSLAC variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

December 18, 2026

AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (formerly, AVIP AB Mid Cap Core Portfolio)

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class II
Management Fees	0.72%	0.715%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.20%	0.20%(1)
Total Annual Fund Operating Expenses	0.915%	1.165%(2)

(1)	Estimated amounts for the current fiscal year.
(2)	Class II Shares have not yet commenced operations. The expenses shown reflect those of Class I Shares, restated to include the 12b-1 Fee of 0.25% applicable to Class II Shares.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Yeas	10 Years
Class I	$94	$294	$511	$1,136
Class II	$120	$373	$646	$1,427

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 78% of the average value of its portfolio. In connection with the appointment of FIAM as subadviser at close of business on December 18, 2026, the Portfolio’s turnover rate during the current fiscal year is expected to be substantially higher than the historical rate shown, reflecting the repositioning of the Portfolio’s holdings described under “Portfolio Transition.”

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Principal Investment Strategies

The Portfolio is managed by FIAM LLC (“FIAM”) under a subadvisory agreement with the Adviser. FIAM began managing the Portfolio at close of business on December 18, 2026. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of medium capitalization companies. Although a universal definition of medium capitalization companies does not exist, for purposes of the Portfolio, FIAM generally defines medium capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the S&P MidCap 400® Index. As of March 31, 2026, the capitalization range of the Russell Midcap® Index was between $1.77 billion and $123.76 billion and the capitalization range of the S&P MidCap 400® Index was between $1.77 billion and $44.91 billion. The size of the companies in each index changes with market conditions and the composition of the index.

FIAM normally invests the Portfolio’s assets primarily in common stocks. FIAM may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.

FIAM is not constrained by any particular investment style. At any given time, FIAM may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, FIAM relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. If FIAM’s strategies do not work as intended, the Portfolio may not achieve its objective.

Portfolio Transition

In connection with FIAM’s appointment as subadviser at close of business on December 18, 2026, the Portfolio’s holdings are being repositioned to reflect FIAM’s investment process. Based on the Portfolio’s holdings and FIAM’s representative mid-cap portfolio as of recent dates, approximately 80% of the Portfolio’s holdings (by value) are expected to be sold and the proceeds reinvested. The Portfolio bears the transaction costs of this repositioning, including brokerage commissions (estimated at approximately $31,000, based on the Portfolio’s 2025 commission rates) and bid-ask spreads and market impact, which are reflected in the prices at which securities are bought and sold. The repositioning may also cause the Portfolio to realize capital gains, which would increase the Portfolio’s distributions; because Portfolio shares are held through insurance company separate accounts, such distributions are not expected to be taxable to Contract owners. During the transition period, the Portfolio’s turnover rate is expected to be substantially higher than its historical rate.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

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Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Management Risk — The Portfolio is subject to management risk because it is an actively-managed investment fund. FIAM will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

FIAM began subadvising the Portfolio under its current strategy effective at close of business on December 18, 2026. Prior to December 2009, this Portfolio was subadvised by RS Investment Management Co. LLC. From December 2009 through April 30, 2018, the Portfolio was subadvised by Goldman Sachs Asset Management L.P. From May 1, 2018 through April 30, 2021, the Portfolio was subadvised by Janus Henderson Investors U.S. LLC. From May 1, 2021 through close of business on December 18, 2026, the Portfolio was sub-advised by AllianceBernstein L.P. Performance returns shown below for periods prior to December 18, 2026 are not indicative of returns of the current strategy or sub-adviser.

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TABLE I

AVIP Fidelity Institutional AM® Mid Cap Core Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1)	Because Class II Shares have not yet commenced operations, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.09%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -26.09%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

TABLE II

AVIP Fidelity Institutional AM® Mid Cap Core Portfolio – Average Annual Total Returns

Average Annual Total Returns As of December 31, 2025	1 Year	5 Years	10 Years
AVIP Fidelity Institutional AM® Mid Cap Core Portfolio	6.42%	4.96%	9.99%
S&P 500® Index*	25.02%	14.53%	13.10%

*

Primary benchmark. The Portfolio uses the S&P 500® Index as its primary broad-based securities market index, as it provides an appropriate basis for evaluating the Portfolio’s performance and is representative of the Portfolio’s investment strategy.

Returns are shown for Class I Shares only and will be lower for Class II Shares due to the differing expenses for each class of shares.

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Management

Constellation Investments, Inc. serves as the investment adviser for the Portfolio. FIAM serves as the investment sub-adviser of the Portfolio. FIAM has been a sub-adviser of the Portfolio, and Thomas Allen and Maurice FitzMaurice, Portfolio Managers at FIAM, have been co-portfolio managers of the Portfolio, since close of business on December 18, 2026.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Payments to Insurance Companies and Other Financial Intermediaries

If you invest in the Fund through an insurance company, broker/dealer, financial representative or other financial intermediary, the Fund and its related companies may pay the financial intermediary for the investment in the Fund and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a variable annuity contract or variable life insurance policy and the Fund over another available investment option. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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Additional Information About the Fund

In addition to the information included in the above summary sections, further information about the Fund and the Portfolio is provided below.

Investment Objectives

The investment objective of the Portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change to a Portfolio’s investment objective. The investment objective and the principal investment strategies of the Portfolio are disclosed above.

Certain Investments and Related Risks

The kinds of investments described on the following pages can be made by the Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information.

Temporary Defensive Measures

The Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, the Portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objectives and policies. High portfolio turnover may result in lower investment returns based on increased brokerage expenses.

Primary Investments

The following investment policies are non-fundamental and can be changed by the Board of Directors without shareholder approval. However, shareholders will be provided at least 60 days prior notice of any change in any of these specified policies.

Each of the following Portfolios, under normal circumstances, invests at least 80% of net assets, plus borrowings for investment purposes, if any, in the type of securities reflected in the name of the Portfolio and/or as described in the respective Portfolio’s Principal Investment Strategies: AVIP Bond Portfolio (bonds), AVIP BlackRock Advantage International Equity Portfolio (non-U.S. equity securities and equity-like instruments of companies included in or similar to those included in the MSCI EAFE Index (Net-USD)), AVIP Fidelity Institutional AM® Equity Growth Portfolio (equity securities of companies of any market capitalization), AVIP AB Small Cap Portfolio (common stocks of small capitalization companies), AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (common stocks of medium capitalization companies), AVIP High Income Bond Portfolio (corporate debt obligations commonly referred to as “junk bonds”), AVIP S&P 500® Index Portfolio (common stocks and other securities of companies included in the S&P 500® Index), AVIP S&P MidCap 400® Index Portfolio (common stocks and other securities of companies included in the S&P MidCap 400® Index), AVIP Nasdaq-100® Index Portfolio (common stocks of companies included in the Nasdaq-100® Index), AVIP BlackRock Advantage Large Cap Core Portfolio (common stocks of large capitalization U.S. companies), AVIP BlackRock Advantage Small Cap Growth Portfolio (common stocks of small capitalization U.S. companies), AVIP BlackRock Advantage Large Cap Growth Portfolio (common stocks of large capitalization U.S. companies) and AVIP BlackRock Advantage Large Cap Value Portfolio (common stocks of large capitalization value companies).

The AVIP BlackRock Balanced Allocation Portfolio normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities. The AVIP Constellation Dynamic Risk Balanced Portfolio normally invests at least 30-65% of its assets in equity securities and at least 25% of its assets in fixed-income securities.

With respect to each of the AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio, and the AVIP Nasdaq-100® Index Portfolio, the Portfolio’s return may not match the return of the index for a number of reasons, including the following: incurring operating expenses not applicable to the index, including when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the index; the use of representative sampling may cause the Portfolio’s tracking error with respect to the index to be higher than would be the case if the Portfolio purchased all of the securities in the index; the performance of the Portfolio and the index may vary due to asset valuation differences; and there may be differences between the Portfolio’s portfolio and the index as a result of legal restrictions (e.g., tax diversification requirements), cost or liquidity constraints. Liquidity constraints also may delay the Portfolio’s purchase or sale of securities included in the index.

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Market and Geopolitical Risk

A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Armed conflicts, the responses and sanctions by other countries, and the potential for wider conflicts can have adverse effects on regional and global economies and may strain global supply chains and negatively impact global growth and inflation.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty. Similarly, conflict, loss of life, and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe, between Israel and Hamas in the Middle East, and the war in Iran could have broad ranging market effects, such as boycotts, changes in consumer or purchaser preferences, possible cyberattacks on governments, companies, or individuals, as well as significant negative impacts on and increased volatility in the financial markets for certain securities and commodities, such as oil and natural gas. The effects of these events and the resultant effects on the Portfolio cannot be predicted with certainty. This uncertainty is likely to amplify other risks that apply to the Portfolio.

Risk of Investing in the United States

A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In particular, ongoing tensions and military conflict, such as the war in Iran, could disrupt global energy supplies, increase geopolitical instability, and lead to fluctuations in oil prices, all of which may have a ripple effect on the global economy, U.S. financial markets, and the value of certain securities. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.

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Portfolio Managers’ Determination to Sell a Security

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

High Portfolio Turnover

High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a Portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Other Portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.

The AVIP Bond Portfolio, AVIP BlackRock Advantage International Equity Portfolio, and the AVIP BlackRock Advantage Small Cap Growth Portfolio experienced portfolio turnover of 100% or greater during the fiscal year ended December 31, 2025.

Smaller Capitalization Companies

“Small capitalization” and “medium capitalization” are defined as provided in the summary disclosure earlier in this prospectus. Small and medium capitalization companies are collectively referred to herein as “smaller capitalization” companies. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” or “medium” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller capitalization companies are often selected for investment in a Portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Securities of smaller companies are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

Foreign Investments

Foreign securities are securities of issuers based outside the United States. These include issuers that:

•	are organized under the laws of, or have a principal office in, another country; or

•	have the principal trading market for their securities in another country; or

•	derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

•	changes in currency rates;

•	currency exchange control regulations;

•	seizure or nationalization of companies or their assets;

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•	political or economic instability;

•	unforeseen taxes, duties or tariffs;

•	difficulty in obtaining or interpreting financial information under foreign accounting standards;

•	trading in markets that are less efficient than in the U.S.;

•	lack of information regarding securities issuers;

•	imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

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•	reversion to closed markets or controlled economies;

•	national economies based on a few industries or dependent on revenue from certain commodities;

•	local economies and/or markets vulnerable to global conditions;

•	volatile inflation rates and debt burdens; and

•	less regulatory protection.

These factors may prevent a Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.

Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Portfolio may have to accept a lower price or may not be able to sell a position at all. An inability to sell a position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to meet cash obligations or take advantage of other investment opportunities.

These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU) including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of a Portfolio’s shares. A departure of a country from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility.

In selecting foreign investments, the Adviser and sub-advisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges. This may adversely impact a Portfolio’s performance.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a Portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a Portfolio to make intended securities purchases or sales due to settlement problems could cause the Portfolio to miss attractive investment opportunities or to incur losses.

Use of Derivatives

The Portfolio may invest in derivatives, to the extent described in the respective Portfolio’s Principal Investment Strategy section above. Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolio to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.

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Options

A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, a Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option (which gives the buyer the right to sell the underlying securities at the exercise price), a Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.

A Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Rather than delivering or buying securities upon exercise of an option, a Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option a Portfolio has purchased, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.

Futures and Options on Futures

Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contract creates a firm obligation by a Portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Portfolio, to protect against possible changes in interest rates, or to generate income or gain for a Portfolio.

The use of futures transactions, including options on futures contracts, entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures and options on futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.

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Foreign Currency Forwards

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, the Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The AVIP BlackRock Advantage International Equity Portfolio, AVIP Constellation Dynamic Risk Balanced Portfolio, and AVIP High Income Bond Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a Portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract’s delivery date arrives, the Portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, a Portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, a Portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Fund Management

The Adviser is a subsidiary of ONLH Holdings, LP, which is the indirect parent company of AuguStar® Life Insurance Company (“ALIC”). The Adviser uses ALIC’s investment personnel and administrative systems. As such, the personnel of the Adviser are employees of ALIC who provide investment services to the Adviser. The Adviser has no employees of its own. The Adviser is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ALIC.

ALIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ALIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

A discussion regarding the basis for the Board of Directors approving the renewal of the advisory agreement is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2025.

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Investment Advisory Fees

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of the Portfolio’s average daily net assets during the month for which the fees are paid.

In 2025, the Fund paid the Adviser at the effective annualized rate of 0.715% on the average daily net assets of the Portfolio.

Management of the Portfolio

The Fund’s SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Sachin Jain is President of the Adviser. He is co-portfolio manager of the AVIP Bond Portfolio, the AVIP Constellation Dynamic Risk Balanced Portfolio, AVIP High Income Bond Portfolio and co-portfolio manager of the fixed-income component of the AVIP BlackRock Balanced Allocation Portfolio. Mr. Jain joined ALIC as Senior Vice President in October 2023 and has been Senior Vice President and Chief Investment Officer since February 2024. Prior to joining ALIC, Mr. Jain was a Portfolio Manager at Tilden Park Capital Management LP, where he served from 2020 to 2023. Mr. Jain was also a Portfolio Manager at Point72 Asset Management LP from 2018 to 2020. Prior to that, he served as a Portfolio Manager at Hutchinhill Portfolio Management LLC from 2016 to 2018 and as a Portfolio Manager at DW Partners LP from 2009 to 2016. He has also worked for Brevan Howard US Asset Management LP, Morgan Stanley and Amaranth LLC. Mr. Jain holds a Master of Science in Financial Mathematics from Stanford University, California and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology, Delhi.

Mark W. Kehoe serves as co-portfolio manager for the AVIP Bond Portfolio, the AVIP Constellation Dynamic Risk Balanced Portfolio, AVIP High Income Bond Portfolio and co-portfolio manager of the fixed-income component of the AVIP BlackRock Balanced Allocation Portfolio. Mr. Kehoe has been a portfolio manager for the Portfolio since June 2, 2025. Prior to joining the Adviser, Mr. Kehoe was a portfolio manager at MacKay Shields, a New York Life Investments Company where he served from 2019 to 2025. Mr. Kehoe was also previously a Senior Credit Research Analyst at Goldman Sachs & Co. LLC from 2008 to 2019. Mr. Kehoe began his career at Credit Suisse First Boston in London, building a foundation as an equity research analyst and later at Merrill Lynch in New York. He is an honors economics graduate of the University of Dublin, Trinity College, earned an MBA from the Columbia University School of Business, and is a Chartered Financial Analyst (CFA) charterholder.

FIAM LLC (“FIAM”) has managed the AVIP Fidelity Institutional AM® Equity Growth Portfolio since July 2023 and the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio since December [12], 2026. The principal address of FIAM is 900 Salem Street, Smithfield, RI 02917. FIAM is an indirectly held wholly-owned subsidiary of FMR LLC. As of [----------], FIAM had approximately $[-----------] in discretionary assets under management. Asher Anolic and Jason Weiner are co-portfolio managers of the AVIP Fidelity Institutional AM® Equity Growth Portfolio. Thomas Allen and Maurice FitzMaurice are co-portfolio managers of the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio.

Asher Anolic is a Portfolio Manager. Since joining FIAM in 2008, Mr. Anolic has worked as an analyst and portfolio manager. Mr. Anolic earned his bachelor of arts degree in political science from Vassar College and his master of business administration degree from the Johnson Graduate School of Management at Cornell University.

Jason Weiner is a Portfolio Manager. Since joining FIAM in 1991, Mr. Weiner has worked as an analyst and portfolio manager. Mr. Weiner earned his bachelor of arts degree in political science from Swarthmore College.

Thomas Allen is a Portfolio Manager. Mr. Allen joined Fidelity Investments in 1995 and has worked as an analyst and portfolio manager. He has managed the Fidelity Advisor® Mid Cap II Fund since its inception in 2004 and the Fidelity VIP Mid Cap Portfolio since 2001. Prior to joining Fidelity, Mr. Allen was employed by MFS Investment Management and Price Waterhouse. Mr. Allen earned his bachelor of arts and master of arts degrees from Tufts University and his master of business administration degree from Harvard Business School.

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Maurice FitzMaurice is a Portfolio Manager. Since joining Fidelity Investments in 1998, Mr. FitzMaurice has worked as a research analyst and portfolio manager, including as portfolio manager of Fidelity’s Select, Advisor and VIP Energy funds from 2020 to 2024. He has been a co-portfolio manager of the Fidelity Advisor® Mid Cap II Fund and the Fidelity VIP Mid Cap Portfolio since 2024. Prior to joining Fidelity, Mr. FitzMaurice was employed by Lehman Brothers. Mr. FitzMaurice earned his bachelor of arts degree from Cornell University and his master of business administration degree from Dartmouth College.

Subadvisory Fees

As compensation for subadvisory services, the Adviser pays fees to the subadvisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The subadvisory fees are calculated as a percentage of the portfolio assets managed by the subadvisers.

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Selection of SubAdvisers

The Adviser selects subadvisers for portfolios, subject to the approval of the Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All subadvisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

A discussion regarding the basis for the Board of Directors approving the renewal of subadvisory agreements is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission (“SEC”) for the fiscal year ended December 31, 2025, and with respect to the AVIP Fidelity Institutional AM® Equity Growth Portfolio, is in the Fund's Form N-CSRS for the fiscal period ended June 30, 2025. A discussion regarding the basis for the Board of Directors approving the subadvisory agreement with FIAM with respect to the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio will be available in the Fund’s Form N-CSR for the fiscal year ending December 31, 2026.

The SEC has issued an order to the Fund and Adviser permitting the Adviser, subject to the Board of Director's oversight and approval, to enter into, materially amend and terminate subadvisory agreements (other than subadvisory agreements with affiliated subadvisers) without shareholder approval. If a new subadviser is hired, shareholders will receive information about that subadviser within 90 days of the change. The shareholders of the Portfolio operating before May 1, 2002, have voted to approve this arrangement.

The Adviser monitors the compliance of subadvisers with the investment objectives and policies of the Portfolio. The Adviser reviews the performance of each subadviser to ensure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Board of Directors regarding the performance and compliance of each subadviser.

Distribution and Shareholder Services Plan

With respect to Class II Shares of the Portfolio, the Fund’s Portfolios have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Portfolios to pay distribution and shareholder services fees to AuguStar Distributors, Inc. (the “Distributor”). For Class II Shares, the Portfolios will pay distribution and shareholder services fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates (“intermediaries”) for services they provide on behalf of the Portfolios to current and prospective variable contract owners that invest in Class II Shares of the Portfolios. These services may include providing information about the Portfolios, teleservicing support, and delivering Portfolio documents, among others. Payment for these services also may help promote the sale of the Portfolios’ shares.

The amount of these distribution and shareholder services fees for Class II Shares may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Class II Shares of the Portfolios over another investment, including other class or portfolio of the Fund. Because the Portfolios pay these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment.

Purchase and Redemption of Fund Shares

Portfolio shares are offered only to separate accounts of ALIC and NSLAC in connection with their variable annuities and variable life insurance contracts and to portfolios of the Fund in connection with ALIC and NSLAC’s variable annuities and variable life insurance contracts. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

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The net asset value of the Portfolio is computed by dividing the total market value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Board of Directors has designated the Adviser as the Fund’s “valuation designee” and delegated to the Adviser, subject to the Board of Directors’ oversight, the responsibility for determining or causing to be determined the value of the Fund’s investments. The Fund’s assets are valued primarily on the basis of readily available market quotations. Certain short- term securities are valued on the basis of amortized cost. If the valuation designee determines that market quotations are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be fair valued by the valuation designee in good faith in accordance with the Fund’s fair value policies and procedures. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the valuation designee believes reflects their fair value. This is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing.

The separate accounts of ALIC and NSLAC purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will typically be closed on the preceding Friday or the following Monday, respectively. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If a Portfolio’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Portfolio’s investments may change on days when Portfolio shares cannot be purchased or redeemed.

Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.

The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

Frequent Purchases and Redemptions of Fund Shares

The Fund, ALIC and NSLAC discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolios can disrupt portfolio investment strategies and increase the Portfolios’ operating expenses. In addition, excessive trading can lower overall portfolio performance for long term investors, prevent portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolios. Certain Portfolios may be more susceptible to attempted market timing and excessive trading. Typically, Portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolios are not designed to accommodate excessive trading practices. The Fund, ALIC and NSLAC reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. You will be contacted the next business day by telephone to inform you if your requested transaction has been restricted or otherwise not honored by the insurance company. If you cannot be contacted by telephone, you or your representatives will be contacted in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps that may be taken to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

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The first time the contract owner is determined to have traded excessively, ALIC or NSLAC will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, ALIC or NSLAC will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either ALIC or NSLAC may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

•	The number of transfers made in a defined period;

•	The dollar amount of the transfer;

•	The total assets of the portfolios involved in the transfer;

•	The investment objectives of the particular portfolios involved in the transfers; and/or

•	Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The various contracts issued by ALIC and NSLAC provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ALIC, NSLAC or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, ALIC, or NSLAC will be able to identify such contract owners or curtail their trading practices. However, the Portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of ALIC and NSLAC and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

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This policy may be altered or amended as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by ALIC, NSLAC or the Fund.

Dividends, Distributions and Taxes

The Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolios.

Index Descriptions

Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.

The publishers of any securities index are not affiliated with the Fund, the Adviser or any sub-adviser and have not participated in creating the portfolios or selecting the securities for the portfolios. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

S&P 500® Index — The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The AVIP S&P 500® Index Portfolio of the Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

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Russell Midcap® Index – The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Voting

Because shares of the Fund’s Portfolios are sold only to the separate accounts of insurance companies and to AVIP Model Portfolios, the insurance companies will see voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

OTHER INFORMATION

The Portfolio offers Class I Shares and Class II Shares, through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial advisor.

	Class I Shares	Class II Shares
Rule 12b-1 Distribution and Shareholder Servicing Plan Fee	None	Up to 0.25%

As noted in the table above, Class II Shares are subject to a Rule 12b-1 Plan fee of up to 0.25% of a Portfolio’s average daily net assets as described herein. Because the minimum initial investment amount for Class I Shares and Class II Shares is the same and because Class I Shares are not subject to a Rule 12b-1 Plan fee, Class I Shares generally will be a less expensive investment option than Class II Shares.

Class I Shares

Class I Shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge or shareholder servicing fee. Class I Shares are offered in connection with individual and group flexible premium deferred variable annuity contracts sold prior to May 1, 2026.

Class II Shares

Class II Shares are offered for sale at NAV, without the imposition of a sales charge. Class II Shares are subject to a Rule 12b-1 Plan fee up to 0.25% of the average daily net assets of a Portfolio attributable to Class II Shares, computed on an annual basis. Class II Shares are offered in connection with individual flexible premium deferred variable annuity contracts expected to be sold after May 1, 2026.

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Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in the Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Forn N-CSR filed with the Securities and Exchange Commission and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.

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Financial Highlights of Augustar Variable Insurance Products Fund, Inc.

For the Five Years Ended December 31, 2025

 Financial Highlights

	Selected per-share data						Ratios and supplemental data
		Operations			Distributions		Ratios to average net assets
							Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (formerly, AVIP AB Mid Cap Core Portfolio)
Year Ended December 31, 2025	$33.32	0.12	2.01	2.13	(0.96)	$34.49	6.42%	0.92%	0.40%	0.92%	$102.5	78%
Year Ended December 31, 2024	$29.31	0.16	4.00	4.16	(0.15)	$33.32	14.21%	0.91%	0.40%	0.91%	$76.6	74%
Year Ended December 31, 2023	$25.16	0.17	4.11	4.28	(0.13)	$29.31	17.05%	0.90%	0.55%	0.90%	$80.4	46%
Year Ended December 31, 2022	$62.45	0.14	(14.02)	(13.88)	(23.41)	$25.16	(23.31)%	0.88%	0.53%	0.88%	$77.8	41%
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$104.7	125	%(a)

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Additional Information

Additional information about AuguStar Variable Insurance Products Fund, Inc., has been filed with the SEC in a Statement of Additional Information (“SAI”), dated December 18, 2026, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and on Form N-CSR filed with the Securities and Exchange Commission. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the fund’s annual and semi-annual financial statements.

The SAI, annual reports, semi-annual reports, and other information such as Fund financial statements are available upon request and without charge by calling 877.781.6392 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. Using the contact information in the immediately preceding sentence, you may also request other information about the Fund and make inquiries. You can review the SAI, annual reports, semi- annual reports, the current prospectus, and other information such as Fund financial statements, free of charge, by logging onto our website at www.augustarfund.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

AuguStar® Variable Insurance Products Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

22

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Subject to Completion—Dated October 16, 2026

AuguStar Variable Insurance Products Fund, Inc.

One Financial Way • Montgomery, Ohio 45242 • Telephone 877.781.6392

Statement of Additional Information

December [18], 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (formerly, the AVIP AB Mid Cap Core Portfolio) of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”) dated December [18], 2026.

The audited financial statements as of, and for the year ended, December 31, 2025, and the independent registered public accounting firm’s report in the Fund’s Form N-CSR, for the fiscal year ended December 31, 2025 are incorporated by reference (and are legally part of this SAI).

To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.augustarfund.com.

TABLE OF CONTENTS

Fund History	2
Fund Performance	2
Investment Restrictions	3
Certain Investments and Risks	4
Portfolio Holdings Disclosure Policy	15
Management of the Fund	16
Principal Holders of the Fund’s Securities	20
Codes of Ethics	21
Proxy Voting Policies	21
Shareholders’ Meetings	22
Investment Advisory and Other Services	22
Portfolio Managers	23
Brokerage Allocation	25
Purchase and Redemption of Shares	25
Tax Status	27
Independent Registered Public Accounting Firm	28
Financial Statements	28
Appendix - Debt Security Ratings	28

Fund History

The Fund, formerly known as Ohio National Fund, Inc., is an open-end management investment company which currently offers shares on behalf of each of 22 Portfolios. Shares of the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (formerly, the AVIP AB Mid Cap Core Portfolio) (the “Portfolio”) are offered by this SAI. The remaining 21 portfolios are offered by separate SAIs. The Portfolio is diversified. For information regarding the portfolios not covered by this SAI, please call the Fund at 877.781.6392 or log onto our website at www.augustarfund.com.

At present, the Fund sells its shares only to separate accounts of AuguStar® Life Insurance Company (“ALIC”), National Security Life and Annuity Company (“NSLAC”) and portfolios of the Fund in connection with ALIC and NSLAC’s variable annuity contracts and variable life insurance policies. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The Board of Directors of the Fund has the authority under the Articles of Incorporation to create and classify shares of the Fund into separate portfolios. Pursuant thereto, the Board has created the Fund and other portfolios. Additional portfolios may be added in the future from time to time. The Portfolio began on January 3, 1997.

The Fund’s investment adviser is Constellation Investments, Inc. (the “Adviser” or “CINV”), a subsidiary of ONLH Holdings LP. The principal business address of ONLH Holdings L P and the Adviser is One Financial Way, Montgomery, Ohio 45242.

The investment and reinvestment of the Portfolio’s assets are managed by FIAM LLC (“FIAM”), as sub-adviser. The principal business address of FIAM is 900 Salem Street, Smithfield, Rhode Island 02917.

The principal underwriter and distributor of the Portfolio is AuguStar Distributors, Inc. (the “Distributor”).

Interests in the Portfolio are represented by two separate classes of the Fund’s capital stock, par value $1. All shares of the Portfolio have one vote per share and are freely transferable. When matters arise that affect only one Portfolio or only one class of a Portfolio, only the relevant shareholders are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a Portfolio, or class of a Portfolio, whose shareholders did not approve that matter.

Each share of the Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. The shares of the Portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding shares of the Portfolio are owned of record by ALIC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ALIC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ALIC and NSLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

State Street Bank and Trust Company is the Fund’s accounting agent and custodian for the Portfolio. It is located at One Congress Street, Suite 1, Boston, Massachusetts 02111. For assets held outside of the United States, State Street Bank and Trust Company may use a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

Fund Performance

From time to time, the Fund’s affiliates may advertise the current yield, average annual total return and cumulative total returns for the Portfolio. The Fund’s affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most recent annual report and is available for free upon request.

Total return for the Portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. The Portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the Portfolio for one-, five- and ten-year periods or from the Portfolio’s inception. Cumulative total return reflects the Portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for the Portfolio include the effect of deducting the Portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund’s affiliates may distribute sales literature comparing the performance of the Portfolio against the Consumer Price Index or established market indices such as the Standard & Poor’s 500® and MidCap 400® indices, one or more of Intercontinental Exchange's ICE BofA fixed income Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Russell 1000® Growth, 1000 Value®, 2000®, 2000® Growth or MidCap® Indices, the Nasdaq-100® Index, one or more Morningstar® Target Risk indices, or other management investment companies having investment objectives similar to the Portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for the Portfolio may also be advertised.

The Fund’s affiliates may also advertise the performance ratings or rankings assigned to the Portfolio or its sub-adviser by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Portfolio. The following discussion describes the Fund’s policy with respect to the Portfolio’s turnover rate.

Portfolio Turnover

Each portfolio of the Fund has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when a portfolio manager deems it appropriate to purchase or sell securities for the Portfolio. Higher turnover rates are often reflected in higher portfolio brokerage expenses.

The turnover rate for the Portfolio was 78% in 2025.

Investment Restrictions

Fundamental Investment Policies

The following is a complete list of the Fund’s fundamental investment restrictions. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as appropriate. The Investment Company Act of 1940, as amended (the “1940 Act”), defines the vote of a majority of the outstanding voting securities of a fund to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting securities of the fund are represented or (ii) more than 50% of the outstanding voting securities of the fund. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Portfolio, such matter shall be deemed to have been effectively acted upon with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio votes for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Portfolio:

1.

Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the Securities and Exchange Commission (“SEC”). This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

2.

Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Portfolio’s total assets at the time the borrowing is made. This limitation does not preclude the Portfolio from entering into reverse repurchase transactions.

3.

Will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4.

Will not underwrite securities of other issuers, except to the extent that the Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of Portfolio securities or when selling its own shares.

5.

Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude the Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6.	Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning Portfolio securities.

7.

Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Non-Fundamental Investment Policies

Each non-fundamental policy may be changed by the Fund’s Board of Directors (the “Board”) in the future without shareholder approval. As a matter of non-fundamental policy:

1.

The Portfolio will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. However, if more than 15% of Portfolio assets (defined as net assets plus the amount of any borrowings for investment purposes) are illiquid, the Portfolio’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Portfolio assets.

2.

The Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in fundamental restriction (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

3.	Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of medium capitalization companies.

Certain Investments and Risks

The following disclosures supplement the “Principal Investment Strategies,” “Principal Investment Risks” and “Certain Investments and Related Risks” information set forth in the prospectus, and such prospectus disclosure is incorporated herein by reference. The Adviser and/or the sub-adviser may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolio’s investment objective and policies and that doing so will help the Portfolio achieve its objective. The debt security ratings referred to in the prospectus in connection with the investment policies of the Portfolio are defined in the Appendix to this Statement of Additional Information.

Call Options and Put Options

The Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. The Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, the Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When the Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put has the right to sell, the underlying security at the exercise price during the option period.

Futures Contracts

The Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500® Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

Regulation as a Commodity Pool Operator

The Fund, on behalf of the Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Portfolio’s operation. Accordingly, the Portfolio is not subject to registration or regulation as a commodity pool operator.

Options on Futures Contracts and Financial Indexes

Instead of entering into a financial futures contract, the Portfolio may buy and write options on futures contracts and financial indexes. The Portfolio may buy an option giving it the right to enter into such a contract at a future date. The Portfolio also may write an option giving another party the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Portfolio also may buy or write options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash. Financial futures contracts, options on such contracts and options on financial indexes may be used for hedging and investment purposes.

Margin Requirements for Futures Contacts

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits:

• are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and

• are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. The Portfolio, its FCM and the custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Adviser and the sub-adviser attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolio does business.

Derivative Transactions

Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires the Portfolio that qualifies as a “limited derivatives user” (generally, the Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while the Portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolio to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.

Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, the Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The Portfolio generally conducts their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect the Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of the Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Hybrid Instruments

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million Secured Overnight Financing Rate (“SOFR”) swap would require one party to pay to the other party the equivalent of the SOFR rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Most swap agreements entered into by the Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the custodian. The Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Portfolio’s illiquid investment limitations. The Portfolio will not enter into any swap agreement unless the Adviser or sub-adviser believes that the other party to the transaction is creditworthy. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Equity Securities

Equity securities include preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Warrants

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Short Sales

Until a security borrowed in connection with a short sale (as described in the prospectus) is replaced, the Portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, or other liquid securities to assure Portfolio performance to the short sale broker. The amount deposited in the account is in addition to the proceeds of the short sale, which are retained by the broker. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When the Portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. In addition to the short sales discussed above, the Portfolio also may make short sales “against the box,” a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.

Borrowing Money

The Portfolio may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Portfolio. In addition, the Portfolio also may borrow from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Portfolio’s total assets at the time the borrowing is made. This limitation does not preclude the Portfolio from entering into reverse repurchase agreements. To the extent the Portfolio borrows, it may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of the Portfolio’s assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. Interest paid on borrowed funds will not be available for investment and will reduce net income.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step ups”) in which the Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay- in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor. Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” in the prospectus). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, the Portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. These transactions are made to secure what is considered to be an advantageous price or yield for the Portfolio. There are no fees or other expenses, other than normal transaction costs. However, the Portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No Portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.

Master Limited Partnerships

The Portfolio may invest in master limited partnerships (“MLPs”), which are equity securities that are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Investments in the equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the limited partners and the general partner, cash flow risks, dilution risks and risk related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. In addition, there are certain tax risks associated with an investment in an MLP because, as a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.

The Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Portfolio will not.

Over-the-Counter Securities

Over-the-counter (“OTC”) securities are securities traded in a manner other than on a traditional exchange such as the NYSE. OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Securities traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Portfolio in over-the-counter transactions may include an undisclosed dealer markup. There can be no assurance that the Portfolio will be able to close out an OTC position at an advantageous time or price.

Initial Public Offerings

The effect of initial public offerings (“IPOs”) on Portfolio performance depends on such factors as the number of IPOs in which the Portfolio invested, whether and to what extent the IPOs appreciated in value, and the Portfolio’s asset base. There is no assurance that the Portfolio’s investments in IPOs, if any, will have a positive effect on performance.

Royalty Trusts

Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to the royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. The yield generated by a royalty trust is not guaranteed and could be volatile because developments in the oil, gas and natural resources markets will affect payouts. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets.

Eventually, the income- producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.

Exchange Traded Funds

The Portfolio may invest in various exchange traded funds (“ETFs”). An ETF is a pooled investment vehicle with shares that trade intraday on stock exchanges at a market-determined price. Unlike a traditional mutual fund, investors cannot purchase or redeem shares directly from the ETF. Rather, investors may only buy and sell ETF shares on an exchange, much as they can buy or sell any listed equity security. The price of an ETF share on a stock exchange is influenced by the forces of supply and demand. While imbalances in supply and demand can cause the price of an ETF share to deviate from its NAV (that is, trade at a discount or premium to its NAV), substantial deviations tend to be short-lived for many ETFs.

Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed- end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Index-based ETFs are designed to track the performance of specified market indexes. In some cases, an ETF may track a multiple of its index, an inverse of its index, or even a multiple inverse of its index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500® Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country. ETFs also may hold a portfolio of debt securities. Because an index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so, the Portfolio can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain funds may invest in actively managed ETFs. Actively managed ETFs do not seek to track the return of a particular market index. Instead, an actively managed ETF’s investment adviser, like that of an actively managed mutual fund, creates a unique mix of investments to meet a particular investment objective and policy.

The returns of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. The Portfolio will incur brokerage costs when it purchases ETFs.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolio may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

Unless permitted by the 1940 Act, the Portfolio’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require the Portfolio to limit its investments in any one ETF to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF. Moreover, the Portfolio’s investments in all ETFs may not currently exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Investment Companies

The 1940 Act generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits the Portfolio’s investments in other investment companies to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies (except pursuant to certain rules under the 1940 Act). The 1940 Act further prohibits the Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. However, the Portfolio may invest in investment companies beyond these general limits pursuant to certain provisions of, or rules under, the 1940 Act. The Portfolio may invest in affiliated and unaffiliated underlying funds. Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with Rule 12d1-4, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective January 19, 2022.

Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or Portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities and instruments in which the mutual funds invest and the investment techniques they may employ. Mutual funds (including the underlying funds) may invest in securities or instruments other than those described in this SAI. Also, mutual funds charge fees and incur operating expenses.

The Portfolio may also invest in loan instruments, including trade finance loan instruments, and emerging market debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities. The Portfolio’s investment in the trade finance loan instruments through another investment company may expose the Portfolio to risks of loss after redemption. The Portfolio may also invest in such securities directly. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.

The risk described above applies directly to the Portfolio as well as indirectly to the Portfolio through its investment in underlying funds.

Loans

The Portfolio may invest in various commercial loans, including bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. Investments in bridge loans subject the Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio’s only recourse will be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Mixed and Shared Funding

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ALIC, NSLAC and the Fund do not currently foresee any such disadvantage. The Board will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

• changes in state insurance law;

• changes in federal income tax law;

• changes in the investment management of the Portfolio; or

• differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ALIC’s and NSLAC’s separate accounts are the sole Fund shareholders. ALIC and NSLAC will vote the Fund shares attributable to your contracts as you direct.

The risk described above is a direct risk of the Portfolio, and does not arise indirectly through investment in underlying funds.

Money Market Instruments

U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.

Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

Repurchase Agreements - Under a repurchase agreement, the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the Portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or sub-adviser to present minimal credit risks in accordance with criteria established by the Board. The Adviser and the sub-adviser review and monitor the creditworthiness of sellers under the Board’s general supervision. The Portfolio only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Portfolio have possession of the collateral. These agreements must also provide that the Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The Portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian.

If the seller were to default, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. The Portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the Portfolio might have a delay in obtaining its collateral. The Portfolio would then have a loss if the collateral declines in value.

The period of these repurchase agreements is usually short, from overnight to one week. At no time will the Portfolio invest in repurchase agreements for more than one year. These transactions enable the Portfolio to earn a return on temporarily available cash.

Money Market Funds - Open-end management investment companies registered under the 1940 Act that are regulated as money market funds under Rule 2a-7 of the 1940 Act.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations in order to finance longer-term credit needs. They may include debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of their most recent financial statements in excess of $100 million.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells a debt security to a bank or broker-dealer. The Portfolio agrees to repurchase it at a mutually agreed upon time and price. The Portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed upon future date, the Portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the Portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The SEC views these transactions as collateralized borrowings by the Portfolio. The Portfolio must abide by their investment restrictions for borrowing money.

Leveraging (Borrowing for Investment Purposes)

The 1940 Act requires the Portfolio to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, the Portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the Portfolio to sell securities then.

Borrowing may increase the Portfolio’s net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The Portfolio also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Cyber Security

With the increased use of technologies such as the Internet, the Fund’s business is potentially susceptible to operational, information security, and related risks. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect the Fund, Adviser, the sub-adviser, intermediaries, or third party service providers whose operations may impact the Fund. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds are invested, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. It is possible that such an incident can result in financial losses, including but not limited to, losses arising from inability to process transactions, violations of privacy and other applicable laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future, which may result in a negative financial impact on the Fund and its shareholders. While the Fund and Adviser have established business continuity plans in the event of, and risk management systems to attempt to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that the Fund, Adviser, the sub-adviser, intermediaries or third party service providers will avoid losses affecting the Fund due to cyber incidents or information security breaches in the future.

The risk described above applies directly to the Portfolio as well as indirectly to the Portfolio through its investment in underlying funds.

Risks Associated With the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser or the sub-adviser and accounts managed by affiliates of the Adviser or the sub-adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of Portfolio securities.

The risk described above applies directly to the Portfolio and does not arise indirectly to the Portfolio through its investment in underlying funds.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Portfolio may invest in taxable municipal securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

To Be Announced Securities

As with other delayed delivery transactions, a seller agrees to deliver a To Be Announced Security (“TBA”) at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

Portfolio Holdings Disclosure Policy

It is the policy of the Fund to publicly disclose holdings of the Portfolio in accordance with regulatory requirements, such as in periodic Portfolio disclosure in filings with the SEC. Portfolio holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities including, without limitation, the Fund’s custodians, accountants, administrators, investment adviser (and consultants, if any, used by the Adviser with respect to the Portfolio), the sub-adviser, independent registered public accounting firm, proxy voting service, and attorneys, as well as its officers and directors, all of whom remain subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.

Certain Portfolio information, such as top ten holdings (or a list of all underlying funds and/or top ten holdings of the underlying funds), sector holdings, and other Portfolio characteristics data may also be publicly disclosed via the Fund’s website or otherwise no sooner than 15 days following the last day each calendar month.

There are numerous mutual fund evaluation services that analyze the Portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. Also, there are third-party services that enable the Adviser (or any sub-adviser), to perform Portfolio analytics and reconciliations. These services must obtain data from the custodian(s) to supply timely, frequently updated holdings information to the Adviser (or any sub-adviser) for this limited purpose. In addition, there are third-party services that may be engaged to monitor and file class action claims for the Portfolio, and that must obtain daily holdings information from the custodian(s) for that purpose. The Fund may distribute (or authorize a service provider to distribute) Portfolio holdings to these mutual fund evaluation services and third party services before public disclosure is made, on an ongoing basis. These services sign a written confidentiality agreement that prohibits them from distributing Portfolio holdings or the results of their analyses to third-parties. No person receives any compensation for the disclosure of Portfolio holdings.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.

Management of the Fund

Directors and Officers of the Fund

The Board is responsible for overseeing the management of the Portfolio. The Board can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Adviser, the distribution and shareholder services agreement with the Distributor, and the Portfolio’s Rule 12b-1 Distribution and Shareholder Services Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Portfolio’s business.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Christopher A. Carlson Age 67	Chair, Director, Member of Audit and Independent Directors Committee	Indefinite; Since July 2020	President/Vice Chair (and other positions): Ohio National Financial Services (June, 1993 – December, 2018)	22	None
Geoffrey Keenan Age 67	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Executive Vice President, Asset Management Operations: Acrisure LLC (May 2021 – December 2021)	22	None
Madeleine W. Ludlow Age 71	Director, Chair of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010- present); General Partner: H Ventures (2020 – 2021); Director, ALLETE, Inc. (2004 – present)	22	Managing Director: West Capital Partners LLC; Director: ALLETE, Inc.
Lawrence L. Grypp Age 77	Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member (January 2018 – present);	22	None
Julia W. Poston Age 65	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	Partner: Ernst & Young LLP (June 2002 – June 2020)	22	Director: Royce Funds; Independent Trustee: James Advantage Funds; Director: Al. Neyer Corp.; Director: Master Chemical Corporation

[1]	The mailing address of each Officer and Director is: c/o AuguStar Variable Insurance Products Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Officers
Thomas G. Mooney Age 44	Interim President	Indefinite; Since March 2023

Vice President: CINV (February 2023 – Present); Mutual Fund Analyst Officer: ALIC (February 2023 – Present); Fund Evaluation Analyst: ALIC (July 2022 – February 2023); Full-time Parent (November 2017 – July 2022)

				NA	NA
C. Hunter Jones Age 64	Chief Compliance Officer	Indefinite; Since November 2024	Chief Compliance Officer: CINV (November 2024 – Present); Chief Counsel, OCA: Public Company Accounting Oversight Board (June 2015 to November 2024)	NA	NA
Daniel P. Leming Age 41	Operations Officer and Assistant Treasurer	Indefinite; Since March 2016	Assistant Vice President, Mutual Fund Operations: ALIC (December 2020 – present); Director, Fund Operations and Analysis: ALIC (July 2018 – December 2020)	NA	NA
Megan K. Meyer Age 41	Assistant Secretary	Indefinite; Since August 2024

Second Vice President and General Counsel,

Investments: Constellation

Insurance, Inc. (October 2023 – Present); Associate

Counsel: Constellation Insurance, Inc. f/k/a/ Ohio National Financial Services (March 2021 – October 2023); Director and Real Estate Counsel: Port of Greater Cincinnati (August 2015 – March 2021)

				NA	NA
Zachary M. Pasker Age 34	Secretary	Indefinite; Since May 2025	Assistant Counsel to the Adviser (March 2025 – Present); Associate Attorney: Quarles & Brady LLP (July 2019 – March 2025)	NA	NA

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Matthew J. Donlan Age 35	Treasurer	Indefinite; Since February 2024

Financial

Reporting Officer of the Fund (February 2023 – 2026); Assistant Vice President, Mutual Fund Financial Reporting: ALIC (February 2024 – Present); Director, Mutual Fund Financial

Reporting: ALIC (June 2021 – February 2024); Assistant Director,

Mutual Fund Financial

Reporting: ALIC (January 2020 – June 2021); Mutual Fund Reporting Manager: ALIC (May 2017 –

December 2019)

				NA	NA

Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.

Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser. Mr. Grypp has several years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies and serving as Chair of two national investment broker dealers. Previously, he was the chair of an investment committee of a premier health care provider in Ohio. Mr. Carlson has over 27 years of experience with ALIC, including 12 years as Chief Investment Officer, and has extensive experience in the industry. Previously, he was the President of the Adviser and the Fund. Ms. Poston has extensive financial industry experience, having served as Audit Partner and Office Managing Partner with registered public accounting firms, and currently serves as an independent trustee for another registered fund and as a director for other operating companies.

Specific details about each Director’s professional experience appear in the professional biography tables above.

Structure and Oversight

Board Structure. Christopher Carlson currently serves as Chair. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chair. The Chair develops the agenda of each meeting together with management; and chairs the meetings of the Independent Directors. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

In addition, the Directors have appointed Lawrence L. Grypp as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chair and management; and chairing the meetings of the Independent Directors. The Chair and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, the sub-adviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, the sub-adviser and other service providers to the Fund. Although the risk management policies of the Adviser, the sub-adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met five times in 2025.

Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and sub-advisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2025. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met twice in 2025. The Audit Committee has elected Ms. Ludlow as its Chair. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”

Director Ownership in the Fund

None of the Directors directly owns shares of the Fund. As of December 31, 2025, with the exception of Mr. Carlson, the Directors owned no variable contracts issued by AuguStar that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Carlson, as of December 31, 2025:

Director	Dollar Range of Beneficial Ownership of the Fund as of December 31, 2025	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2025
Independent Directors
Christopher A. Carlson	over $100,000	over $100,000
Madeleine W. Ludlow	None	None
Lawrence L. Grypp	None	None
Geoffrey Keenan	None	None
Julia W. Poston	None	None

Ownership of Securities of the Adviser and Related Companies

As of December 31, 2025, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any sub-adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

Compensation of Directors

Directors were compensated as follows in 2025:

Director	Aggregate Compensation From the Fund
Madeleine W. Ludlow	$180,000
Lawrence L. Grypp	$170,000
Geoffrey Keenan	$170,000
Christopher A. Carlson	$190,000
Julia W. Poston	$170,000

Officers of the Fund who are employees or officers of the Adviser, ALIC, or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Principal Holders of the Fund’s Securities

The Fund is sponsored by ALIC. The ultimate parents of ALIC are the Ontario Teachers’ Pension Plan Voting Trust, the trustees of which are Greg Nielsen and Salman Hasnain, and Caisse de depot et placement du Quebec Voting Trust, the trustees of which are Philippe Charette and Alexandre Decary.

As of November [--], 2026, the Funds’ officers and Directors (as a group) beneficially owned less than 1.00% of the total outstanding shares of the Portfolio.

Because Class II Shares are a new class of shares, the table shows only the ownership of Class I Shares of the Portfolio. As of November [--], 2026, the following entities owned, of record or beneficially unless otherwise indicated, 5.00% or more of the Portfolio’s outstanding securities.

AVIP Fidelity Institutional AM® Mid Cap Core Portfolio
The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242	[--]%
Augustar Life Assurance Corporation One Financial Way, Montgomery, Ohio 45242	[--]%
AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242	[--]%
AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242	[--]%

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within seven days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer).

Proxy Voting Policies

The Board has delegated authority to the Adviser to vote proxies relating to the securities owned by the Fund in accordance with policies and procedures established by the Board, subject to the continued review and oversight of the Board.

The Adviser has established a Proxy Committee to implement these policies, and to develop and maintain the Adviser’s Proxy Voting Guidelines, which are also approved by the Board. Pursuant to the Fund’s policies, the Proxy Committee makes the decision whether to vote on a proposal and, if so, how to vote.

The Proxy Voting Guidelines, and the Fund’s policies, require proxy voting only for proposals that the Adviser believes may have an impact on the long term economic value of the securities involved, or may otherwise affect the interests of the Fund’s shareholders and underlying contract owners. The Board has instructed the Adviser that it is not necessary to vote all proxies, and has given the Adviser the discretion to limit voting to those proxy proposals that the Adviser believes may have such an impact. Generally, such proposals would include proposals that affect a company’s capital structure (such as mergers, acquisitions and corporate restructurings), affect voting rights or preferences, involve shareholder rights plans or other anti-takeover proposals, involve authorization of additional capital or debt, or involve equity compensation plans. Some of these proposals may require case-by-case consideration by the Proxy Committee, as they are more subjective in nature and the committee’s decisions could be dependent on specific facts and circumstances.

The Board has authorized the Fund to engage Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the approved Proxy Voting Guidelines. For proxy proposals that require case-by-case direction from the Proxy Committee, due to their non-routine, complex, or subjective nature, Glass Lewis & Co. provides the Proxy Committee with research and analysis that it has obtained or formulated. The Proxy Committee may use such information, along with other sources of information, for guidance in making its voting decisions. To the extent the Adviser chooses to vote on proxy proposals on matters that are clearly defined and directed by objective and observable parameters as prescribed by the Proxy Voting Guidelines, Glass Lewis & Co. is given discretion by the Adviser to vote without further guidance from the Proxy Committee.

In all cases, the Proxy Committee and Adviser are obligated to vote in the interests of shareholders and underlying contract owners. If a potential conflict arises between the interests of the Adviser (or members of the Proxy Committee) and those of the shareholders and underlying contract owners, the Proxy Committee will refer the issue to the Board to decide whether to vote and how to vote. The committee may also refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:

Matthew J. Donlan, Treasurer
Constellation Investments, Inc.
One Financial Way
Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 877-781-6392 or by logging on to the SEC’s website at www.sec.gov

Shareholders’ Meetings

The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of certain investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.

Investment Advisory and Other Services

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ALIC. The Adviser is a wholly-owned subsidiary of ALIC's parent company, Constellation Insurance, Inc. The Adviser uses ALIC’s investment personnel and administrative systems.

The Adviser regularly furnishes to the Board recommendations with respect to an investment program consistent with the investment policies of the Portfolio. Upon approval of an investment program by the Board, the Adviser or sub- adviser implements the program by placing the orders for the purchase and sale of securities (including underlying funds).

The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by agreement with State Street Bank), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on Portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of the Portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:

0.715% of first $100 million

0.71% of next $200 million

0.69% of next $200 million

0.66% over $500 million

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Portfolio. The Adviser has engaged FIAM as sub-adviser for the Portfolio, subject to the approval of the Board. The Adviser has entered into a Sub-Advisory Agreement with FIAM to manage the investment and reinvestment of the Portfolio’s assets, subject to the supervision of the Adviser. As compensation for its services, the Adviser pays FIAM a fee at the annual rate of 0.27% of the Portfolio’s average daily net assets.

The following investment advisory fees were paid by the Portfolio to the Adviser for each of the indicated years, ended December 31:

	2025	2024	2023
AVIP Fidelity Institutional AM® Mid Cap Core Portfolio	$570,683	$570,838	$557,307

The Investment Advisory Agreement also provides that if the total expenses applicable to the Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of the Portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2025, the Adviser paid no such fees.

Under a Service Agreement among the Fund, the Adviser and ALIC, ALIC has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ALIC for its expenses in this regard.

The Board and the shareholders of the Portfolio initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

	Board of Directors	Shareholders
AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (Sub-Advisory)	10-[--]-2026	N/A

Following an initial two year term, these agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s Directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of the Portfolio voting separately.

The Board reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and the sub-adviser before the meeting. The Board considers the nature and quality of services provided by the Adviser and each sub-adviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which Portfolio securities are purchased and sold. The performance of the Portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the Board requests and receives information from the Adviser and the sub-adviser relative to these factors. The Board also considers the Adviser’s and the sub-adviser’s compliance with investment policies, regulatory requirements and ethical standards. The Independent Directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each of the Fund’s portfolios) is considered separately on its own merits.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to the Portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Board or by a vote of the majority of the Portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ALIC on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any agreement will automatically terminate in the event of its assignment.

Pursuant to a resolution adopted by a majority of the Board of Directors of the Fund, the Fund terminated the sub-advisory agreement with AllianceBernstein L.P. with respect to the Portfolio effective close of business December 12, 2026.

The SEC has issued an order permitting the Adviser, subject to the Board’s approval and oversight, to enter into, materially amend and terminate Sub-Advisory Agreements (other than with affiliated sub-advisers). The shareholders of each portfolio then in existence approved this arrangement on April 30, 2002.

Portfolio Managers

AVIP Fidelity Institutional AM® Mid Cap Core Portfolio

Portfolio Managers: Thomas Allen and Maurice FitzMaurice.

Other Accounts:

The following information about the portfolio managers is provided as of.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed/Total Assets	Total Number of Other Pooled Investment Vehicles Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based
Thomas Allen	[OPEN] / $[OPEN] million	[OPEN] / $[OPEN] million	[OPEN] / $[OPEN] million	[OPEN] / $[OPEN] million
Maurice FitzMaurice	[OPEN] / $[OPEN] million	[OPEN] / $[OPEN] million	[OPEN] / $[OPEN] million	[OPEN] / $[OPEN] million

Material Conflicts: A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the Portfolio may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a portfolio or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple portfolios and accounts. In addition, a portfolio’s trade allocation policies and procedures may give rise to conflicts of interest if the portfolio’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of securities held by a portfolio. Securities selected for other portfolios or accounts may outperform the securities selected for the Portfolio. Portfolio managers may be permitted to invest in the portfolios they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain portfolios or accounts managed by FMR LLC (“FMR”) or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Compensation: Each portfolio manager is a portfolio manager for the Portfolio and receives compensation for those services. As of December [12], 2026, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

A portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the Portfolio is based on the lead account’s pre-tax investment performance measured against the benchmark index, and the lead account’s pre-tax investment performance within the a peer group.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR, FIAM’s ultimate parent company. FMR is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Ownership of Shares: None.

Brokerage Allocation

FIAM, as sub-adviser, selects the brokers and dealers that execute the transactions for the Portfolio. It is the intention of the Adviser and of the sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for the Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Adviser and the sub-adviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and the sub-adviser consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and Portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for the Portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-adviser. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-adviser and conversely, transaction costs paid by other clients of the Adviser or the sub-adviser may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-adviser may, with the Board’s approval and subject to its review, direct Portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells AuguStar’s products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.

For each of the indicated years, ended on December 31, the following brokerage commission amounts were paid by the Portfolio:

	2025	2024	2023
AVIP Fidelity Institutional AM® Mid Cap Core Portfolio	$27,172	$28,337	$21,830

Purchase and Redemption of Shares

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

Shares of the Portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in Portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of the Portfolio is computed by dividing the value of the securities in the Portfolio plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for the Portfolio.

Securities which are held in the Portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. OTC securities are normally valued at the last trade price as of 4:00 p.m. Eastern Time.

The Board is ultimately responsible for determining the current net asset values of the Portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the Portfolio: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.

Short-term debt securities with remaining maturities of 60 days or less and of sufficient credit quality are valued at amortized cost. All other assets of the Portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Distribution or Service Arrangements

For purposes of this Statement of Additional Information, distribution or service arrangements described herein impact the Class II Shares of the Portfolio.

Distribution and Shareholder Services Plan — Class II Shares of the Portfolio are subject to a Distribution and Shareholder Services Plan (the “Plan”). The Plan provides that the Portfolio will compensate the Distributor for distribution and other services provided to the Portfolio, its activities and expenses related to the sale and distribution of the Class II Shares of the Portfolio and ongoing services to the investors in the Portfolio. Under the Plan, the Distributor receives from the Portfolio a fee at the annual rate of up to 0.25% of the Portfolio’s average daily net assets (without regard to expenses incurred) of Class II Shares. The Distributor may pay up to the full amount of this fee to third parties that make available Portfolio shares and/or provide services to the Portfolio and their shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

Services may include: teleservicing support in connection with the Portfolio; delivery and responding to inquiries with regard to the Portfolio’s Prospectus and/or SAI, reports, notices, proxies and proxy statements and other information respecting the Portfolio (but not including services paid for by the Portfolio such as printing and mailing); facilitation of the tabulation of variable contract owners’ votes in the event of a meeting of Portfolio shareholders; maintenance of variable contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Portfolio, or the transfer agent as may be reasonably requested; provision of support services including providing information about the Portfolio and answering questions concerning the Portfolio, including questions respecting variable contract owners’ interests in the Portfolio; provision and administration of variable contract features for the benefit of variable contract owners participating in the Portfolio including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

The amount of fees paid by the Portfolio during any year may be more or less than the cost of distribution and other services provided to the Portfolio and its investors. Rules issued by the Financial Industry Regulatory Authority ("FINRA") limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

The Plan requires that the Distributor provide the Directors for their review a quarterly written report identifying the amounts expended by the Portfolio and the purposes for which such expenditures were made. Prior to approving the Plan, the Directors considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and their shareholders.

The Plan will continue from year to year with respect to the Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of Distribution Agreement or the Plan ("12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance or as otherwise permitted by the SEC. The Plan may not be amended to increase materially the amount to be spent for distribution thereunder without approval of the relevant shareholders as required under the 1940 Act and by the Directors in the manner described above. The Plan is terminable with respect to the Portfolio at any time, without the payment of any penalty and upon notice as required thereunder, by a vote of a majority of the Rule 12b-1 Directors or by a vote of the Portfolio’s shareholders as required under the 1940 Act. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Adviser and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Directors has a direct or indirect financial interest in the operation of the Distribution Plan.

The 12b-1 Plan is a “compensation plan” which means that all amounts generated under the 12b-1 Plan is paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Portfolio. The Distributor is the principal underwriter of the Portfolio. Because all the 12b-1 payments are made to the Distributor, the Portfolio pays no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Portfolio to pay for these services and activities.

Because the Class II Shares are a new class of shares, the Portfolio has not yet paid for any principal types of activities under the Rule 12b-1 Plan.

Tax Status

At December 31, 2025, the Fund and the Portfolio qualified, and the Portfolio intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. The Portfolio also intends to comply with the diversification requirements or regulations under Sections 817(h) and 851(b)(3) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ALIC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

Organization and Capital Stock

The Fund has authorized the issuance of 1,550,000,000 shares of capital stock and currently issues its shares in 25 series. Eighteen of the portfolios are further divided into two separate classes including Class I Shares and Class II Shares. With respect to this Statement of Additional Information, Class I Shares and Class II Shares are offered by the Portfolio. Each share of common stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable. The Funds currently have no employees and do not intend to have employees in the future. Shares of common stock are redeemable at net asset value, at the option of the shareholder. Shares of common stock have no preemptive, subscription, conversion or cumulative voting rights and are freely transferable. Each share of the Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. On certain matters, such as the election of Directors, all shares of the Portfolio of the Fund vote together. On other matters affecting the Portfolio or class of the Portfolio, such as the investment advisory contract or the fundamental policies, only shares of the Portfolio or class of the Portfolio are entitled to vote. With respect to all proposals, except a proposal to elect Directors, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Directors, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.

The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Directors from office by vote cast at a meeting of shareholders. Each Fund reserves the right to merge or reorganize with another fund or liquidate, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s governing documents. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm with offices at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio, 43215 serves as the independent registered public accounting firm for the Fund. KPMG LLP will perform an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Board.

Financial Statements

The Fund’s Form N-CSR for the fiscal year ended December 31, 2025 and semi-annual Form N-CSR for the fiscal period ended June 30, 2026 have been filed with the Commission. The financial statements in the Form N-CSR and semi-annual Form N-CSR are incorporated by reference into this Statement of Additional Information. The financial statements included in the Form N-CSR have been audited by the Fund’s independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Form N-CSR and is incorporated by reference.

Appendix - Debt Security Ratings

The SEC has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Short-Term Rating Scale:

Ratings assigned on Moody’s global short-term rating scales are forwardlooking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Global Long-Term Rating Scale:

Ratings assigned on Moody’s global long-term rating scales are forward looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor’s Corp. (“S&P”)

Short-Term Issue Credit Ratings:

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long- term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).

Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

• Nature and provisions of the financial obligation and the promise S&P imputes; and

•

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade:

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

Speculative Grade:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Investors Service, Inc. (“Fitch”)

Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Credit Ratings:

Investment Grade:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade:

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk.
CC	Very high levels of credit risk.
C	Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ rating and ratings below the ‘CCC’ category.

Part C

Other Information

Item 28. Exhibits

Exhibits:

(a)(1)

Articles of Restatement of Registrant were filed as Exhibit (99)(1) of Registrant’s Form N-14 on September 18, 2020, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99161.htm

(a)(2)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(2) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928a2.htm

(a)(3)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(3) of Registrant’s Form N-1A, Post-Effective Amendment No. 105 on July 26, 2023, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928a3.htm

(a)(4)

Articles of Amendment of Registrant were filed as Exhibit 99(a)(4) of Registrant’s Form N-1A, Post-Effective Amendment No. 106 on April 25, 2024, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424007740/fp0087691-1_ex9928a4.htm

(a)(5)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(5) of Registrant’s Form N-1A, Post-Effective Amendment No. 106 on April 25, 2024, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424007740/fp0087691-1_ex9928a5.htm

(a)(6)

Articles of Amendment of Registrant were filed as Exhibit 99(a)(6) of Registrant’s Form N-1A, Post-Effective Amendment No. 108 on September 13, 2024, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424017869/fp0090141-1_ex9928a6.htm

(a)(7)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(1) Registrant’s Form N-1A, Post-Effective Amendment No. 115 on December 5, 2025 and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834425021986/fp0096428-1_ex9928e1.htm

(b)

By-laws of the Registrant were filed as Exhibit 99(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99b.htm

(b)(1)

Amended and Restated By-laws of the Registrant were filed as Exhibit 99(b)(1) of Registrant’s Form N-1A, Post- Effective Amendment No. 84 on April 24, 2018, and are incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99b1.htm

(c)	None.

(d)

Amended and Restated Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., as amended, was filed as Exhibit 99(d) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99d.htm

(d)(1)

Amendment to Investment Advisory Agreement to add the ON Model Portfolios was filed as Exhibit 99(d)(1) of the Registrant’s Form N-1A, Post- Effective Amendment No. 80, on March 1, 2017, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1.htm

(d)(1)(a)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc. with respect to the ON Model Portfolios was filed as Exhibit 99(d)(1)(a) of the Registrant’s Form N-1A, Post-Effective Amendment No. 80, on March 1, 2017, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1a.htm

(d)(1)(b)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(b) of Registrant’s Form N-1A, Post- Effective Amendment No. 82 on April 26, 2017, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312517138605/d320411dex99d1b.htm

(d)(1)(c)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(c) of Registrant’s Form N-1A, Post-Effective Amendment No. 84 on April 24, 2018, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99d1c.htm

(d)(1)(d)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(d) of Registrant’s Form N-1A, Post- Effective Amendment No. 87 on April 25, 2019, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d1d.htm

(d)(1)(e)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(e) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1e.htm

(d)(1)(f)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(f) of Registrant’s Form N-1A, Post- Effective Amendment No. 89 on September 13, 2019, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1f.htm

(d)(1)(g)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(g) of Registrant’s Form N-1A, Post- Effective Amendment No. 90 on November 22, 2019, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d1g.htm

(d)(1)(h)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(h) of Registrant’s Form N-1A, Post-Effective Amendment No. 93 on February 14, 2020, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312520037004/d888074dex99d1h.htm

(d)(1)(i)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(i) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d1i.htm

(d)(1)(j)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit (99)(6)(l) of Registrant’s Form N-14 on September 18, 2020, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99166l.htm

(d)(1)(k)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(k) of Registrant’s Form N-1A Post- Effective Amendment No. 98 on April 27, 2021, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/0000315754/000139834421008588/fp0063934_ex9928d1k.htm

(d)(1)(l)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON iShares Managed Risk Balanced Portfolio was filed as Exhibit 99(d)(1)(l) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1l.htm

(d)(1)(m)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON Janus Henderson U.S. Low Volatility Portfolio and the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(1)(m) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1m.htm

(d)(1)(n)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(n) of Registrant’s Form N-1A, Post- Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1n.htm

(d)(1)(o)

Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., was filed as Exhibit 99(d)(1)(o) of Registrant’s Form N- 1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d1o.htm

(d)(1)(p)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON Risk Managed Balanced Portfolio was filed as Exhibit 99(d)(1)(p) of Registrant’s Form N-1A, Post- Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1p.htm

(d)(1)(q)

Amendment to Investment Advisory Agreement with respect to the ON U.S. Low Volatility Portfolio was filed as Exhibit 99(d)(1)(q) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1q.htm

(d)(1)(r)

Amendment to Investment Advisory Agreement with respect to the ON iShares Managed Risk Balanced Portfolio, the ON iShares Managed Risk Moderate Growth Portfolio and the ON iShares Managed Risk Growth Portfolio was filed as Exhibit 99(d)(1)(s) of Registrant’s Form N-1A, Post- Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1s.htm

(d)(1)(t)

Amendment to Investment Advisory Agreement with respect to the ON Fidelity Institutional AM® Equity Growth Portfolio (formerly, the ON Janus Henderson Forty Portfolio) was filed as Exhibit 99(d)(1)(u) of Registrant’s Form N-1A Post-Effective Amendment No. 105 on July 26, 2023, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928d1u.htm

(d)(2)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated High Income Bond Portfolio was filed as Exhibit 99(d)(2)(c) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d2c.htm

(d)(3)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON Nasdaq -100® Index Portfolio was filed as Exhibit 99(d)(3)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d3a.htm

(d)(4)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P 500® Index Portfolio was filed as Exhibit 99(d)(4)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d4b.htm

(d)(5)

Amended and Restated Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P MidCap 400® Index Portfolio was filed as Exhibit 99(d)(5)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d5a.htm

(d)(6)

Sub-Advisory Agreement between Ohio National Investments, Inc. and FIAM LLC as to the ON Fidelity Institutional AM® Equity Growth Portfolio (formerly, the ON Janus Henderson Forty Portfolio) was filed as Exhibit 99(d)(6) of Registrant’s Post-Effective Amendment No. 105 on July 26, 2023, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928d6.htm

(d)(7)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Balanced Allocation Portfolio was filed as Exhibit 99(d)(7)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d7b.htm

(d)(8)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Core Portfolio was filed as Exhibit 99(d)(8)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d8b.htm

(d)(9)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Growth Portfolio was filed as Exhibit 99(d)(9)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d9b.htm

(d)(10)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Small Cap Growth Portfolio was filed as Exhibit 99(d)(10)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. (https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d10b.htm)

(d)(11)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage International Equity Portfolio was filed as Exhibit 99(d)(11)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d11a.htm

(d)(12)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Value Portfolio was filed as Exhibit 99(d)(12)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d12a.htm

(d)(13)

Sub-Advisory Agreement between Ohio National Investments, Inc and Intech Investment Management LLC as to the ON U.S. Low Volatility Portfolio was filed as Exhibit 99(d)(17)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d17.htm

(d)(14)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(18)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d18a.htm

(d)(15)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Mid Cap Core Portfolio was filed as Exhibit 99(d)(19)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d19a.htm

(d)(16)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Small Cap Portfolio was filed as Exhibit 99(d)(20)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d20a.htm

(d)(17)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Relative Value Portfolio was filed as Exhibit 99(d)(21)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d21a.htm

(d)(18)

Form of Amendment to Sub-Advisory Agreement between Constellation Investments, Inc. (f/k/a Ohio National Investments, Inc.) and FIAM LLC as to the AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP Fidelity Institutional AM® Small Cap Core Portfolio (f/k/a AVIP AB Small Cap Portfolio), and the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (f/k/a AVIP AB Mid Cap Core Portfolio) is filed herewith as Exhibit 99(d)(18)**

(e)(1)

Distribution and Shareholder Servicing Agreement by and between the Registrant and AuguStar Distributors, Inc. was filed as Exhibit 99(e)(1) Registrant’s Form N-1A, Post-Effective Amendment No. 115 on December 5, 2025, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834425021986/fp0096428-1_ex9928e1.htm

(g)(1)

Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(1) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99g1.htm

(g)(2)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(2) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99g2.htm

(g)(3)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(3) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928g3.htm

(g)(4)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(4) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928g4.htm

(h)(1)

Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 31, on March 1, 1996, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/0000950152-96-000762.txt

(h)(2)

Services Agreement for the ON BlackRock Advantage International Equity Portfolio between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant’s Form N-1A, Post-Effective Amendment No. 23, on October 29, 1993, and is incorporated by reference herein. (No link available.)

(h)(3)

Administrative Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(15) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h15.htm

(h)(4)

Class Action Services Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(16) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h16.htm

(h)(5)

First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(17) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h17.htm

(h)(6)

Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(18) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h18.htm

(h)(7)

Third Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(19) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h19.htm

(h)(8)

Fourth Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(20) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h20.htm

(h)(9)

Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(21) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h21.htm

(h)(10)

Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h) (22) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h22.htm

(h)(11)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust was filed as Exhibit 99(h)(23) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h23.htm

(h)(12)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and DFA Investment Dimensions Group Inc. was filed as Exhibit 99(h)(24) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h24.htm

(h)(13)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Fidelity Advisor Series VII was filed as Exhibit 99(h)(25) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h25.htm

(h)(14)

Fund of Funds Investment Agreement between Registrant and PIMCO Funds was filed as Exhibit 99(h)(26) of Registrant’s Form N-1A, Post- Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h26.htm

(h)(15)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard World Fund was filed as Exhibit 99(h)(27) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h27.htm

(h)(15)(i)

Amendment No. 1 to Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard Funds was filed as Exhibit 99(h)(27)(i) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h27i.htm

(h)(16)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Invesco QQQ Trust, Series 1 was filed as Exhibit 99(h)(29) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h29.htm

(h)(17)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust was filed as Exhibit 99(h)(30) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h30.htm

(h)(18)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and SPDR S&P 500 ETF and SPDR Dow Jones Industrial Average ETF Trust was filed as Exhibit 99(h)(31) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h31.htm

(i)(1)

Legal Opinion of Thompson Hine LLP was filed as Exhibit 99(i)(1) of Registrant’s Form N-1A, Post Effective Amendment No. 106 on April 25, 2024, and is incorporated by reference herein. https://www.sec.gov/ix?doc=/Archives/edgar/data/0000315754/000139834424007740/fp0087691-1_485bposixbrl.htm

(i)(2)

Legal Opinion of Thompson Hine LLP with respect to Class II Shares was filed as Exhibit 99(j)(1) of Registrant’s Form N-1A, Post Effective Amendment No. 115 on December 5, 2025, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834425021986/fp0096428-1_ex9928i2.htm

(i)(3)	Consent of Thompson Hine LLP*

(j)(1)

Investment letter for the initial subscription of capital stock of the Registrant’s ON BlackRock Advantage International Equity Portfolio was filed as Exhibit (13) of the Registrant’s Form N-1A, Post-Effective Amendment No. 22, on April 22, 1993, and is incorporated by reference herein. (No link available.)

(j)(2)	Consent of Independent Registered Public Accounting Firm*

(m)

Registrant's Rule 12b-1 Distribution and Shareholder Services Plan was filed as Exhibit 99(m) of Registrant’s Form N-1A, Post-Effective Amendment No. 113 on September 9, 2025, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834425017907/fp0095332-1_ex9928m.htm

(n)

Registrant's Rule 18f-3 Multiple Class Plan was filed as Exhibit 99(n) of Registrant’s Form N-1A, Post-Effective Amendment No. 113 on September 9, 2025, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834425017907/fp0095332-1_ex9928n.htm

(p)(1)

Registrant’s Code of Ethics for President and Treasurer (pursuant to Sarbanes-Oxley Act), adopted November 18, 2003, was filed as Exhibit (P)(1) to Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000095015204001085/l05164dexv99wpw1.txt

(p)(2)

Registrant’s Code of Ethics, as amended February, 2020, was filed as Exhibit 99(p)(2) to Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928p2.htm

(p)(3)

Adviser’s Code of Ethics, as amended February, 2020, was filed as Exhibit 99(p)(3) to Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.
https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928p3.htm)

(24)

Powers of Attorney was filed as Exhibit (24) to Registrant’s Form N-1A, Post-Effective Amendment No. 107 on September 13, 2024, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/315754/000139834424017869/fp0090141-1_ex992824.htm

*To be filed by Registrant with subsequent amendment to this Registration Statement.

** Final amendment to be filed by Registrant with subsequent amendment to this Registration Statement.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is an affiliate of Constellation Insurance, Inc., an Ohio intermediate holding company which is an indirect subsidiary of Constellation Insurance GP LLC. An organization chart for Constellation Insurance GP LLC is set forth below.

Caisse de dépôt et placement du Québec Constellation Voting Trust, a Canadian voting trust, owns (1) 49.5% of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc., an Ohio intermediate holding company.

Ontario Teachers’ Pension Plan Constellation Voting Trust, a Canadian voting trust, owns 29.9% of the voting securities of Constellation Insurance GP, LLC.

11004883 Canada Inc., a Canadian holding company, owns (1) 19.6% of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc.

Constellation Insurance GP LLC, a Delaware holding company, owns 100% of the voting securities of ONLH Holdings GP LLC, a Delaware intermediate holding company.

ONLH Holdings GP LLC owns 99% of the voting securities of ONLH Holdings LP, a Delaware limited partnership. ONLH Holdings LP owns 60% of the voting securities of Constellation Insurance Holdings, Inc.

Constellation Insurance Holdings, Inc., owns 100% of the voting securities of Constellation Insurance, Inc., an Ohio intermediate holding company.

Constellation Insurance, Inc., owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Life Insurance Company (insurance company)	Ohio	100%
Financial Way Realty, Inc. (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, LLC (technology company)	Delaware	100%
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
AuguStar Distributors, Inc. (securities broker dealer)	Ohio	100%

AuguStar Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Variable Insurance Products Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%
Sunrise Captive Re, LLC (captive reinsurance company)	Ohio	100%
ON Foreign Holdings, LLC (holding company)	Delaware	100%
Andromeda Funding, LLC (Special Purpose Vehicle)	Delaware	100%
Antlia Funding, LLC (Special Purpose Vehicle)	Delaware	100%
Cassiopeia Funding, LLC (Special Purpose Vehicle)	Delaware	100%
Orion Funding, LLC (Special Purpose Vehicle)	Delaware	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of AuguStar Lending, LLC, a holding company organized under the laws of Delaware, (2) 100% of the voting securities of ON Overseas Holdings B.V., a holding company organized under the laws of Netherlands, (3) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 0.02% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Overseas Holdings B.V. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of the Netherlands.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, LLC, a holding company organized under the laws of Delaware, (2) 99.98% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 7.90% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns (1) 92.1% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Item 30. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant’s By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant’s By-laws and Section 2-418 of the Maryland General Corporation Law. The Registrant may maintain a standard and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Directors and officers, and could cover its adviser and its affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Adviser and Subadvisers

Information related to the Registrant’s investment adviser (Constellation Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant’s Portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser	File No.
Constellation Investments, Inc.	801-51396
Geode Capital Management, LLC	801-61117
FIAM LLC	801-63658
BlackRock Investment Management, LLC	801-56972
AllianceBernstein L.P.	801-56720
Intech Investment Management LLC	801-60987

Item 32. Principal Underwriters

Not applicable.

Item 33. Location of Accounts and Records

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a) Journals and other records of original entry:

State Street Bank and Trust Company (“State Street”) One Congress Street Boston, Massachusetts 02114

(b) General and auxiliary ledgers:

State Street

(c) Securities records for portfolio securities:

State Street

(d) Corporate charter (Articles of Incorporation), By-Laws and Minute Books:

Zachary M. Pasker, Secretary AuguStar Variable Insurance Products Fund, Inc. One Financial Way Montgomery, Ohio 45242

(e) Records of brokerage orders:

The Adviser

(f) Records of other portfolio transactions:

The Adviser

(g) Records of options:

The Adviser

(h) Records of trial balances:

The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

The Adviser

(k) Files of advisory materials

The Adviser

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and that it has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 19th day of October, 2026.

AuguStar Variable Insurance Products Fund, Inc.

By:	/s/ Zachary M. Pasker
Zachary M. Pasker, Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on October 19, 2026:

Signature	Title	Date

/s/ Thomas G. Mooney	President (Principal Executive Officer)	October 19, 2026
Thomas G. Mooney

/s/ Matthew J. Donlan	Treasurer (Principal Financial and Accounting Officer)	October 19, 2026
Matthew J. Donlan

*Christopher A. Carlson	Director	October 19, 2026
Christopher A. Carlson

*Geoffrey Keenan	Director	October 19, 2026
Geoffrey Keenan

*Madeleine W. Ludlow	Director	October 19, 2026
Madeleine W. Ludlow

*Lawrence L. Grypp	Director	October 19, 2026
Lawrence L. Grypp

*Julia W. Poston	Director	October 19, 2026
Julia W. Poston

*By:	/s/ Thomas G. Mooney

Thomas G. Mooney, Attorney in fact pursuant to Powers of Attorney

Index of Exhibits

Exhibit Number	Description	Page Number
99(d)(18)	Form of Amendment to Sub-Advisory Agreement between Constellation Investments, Inc. (f/k/a Ohio National Investments, Inc.) and FIAM LLC as to the AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP Fidelity Institutional AM® Small Cap Core Portfolio (f/k/a AVIP AB Small Cap Portfolio), and the AVIP Fidelity Institutional AM® Mid Cap Core Portfolio (f/k/a AVIP AB Mid Cap Core Portfolio) is filed herewith